Statement of Cash Flows (USD $)	3 Months Ended	5 Months Ended
	Mar. 31, 2013	Mar. 31, 2013
Net loss for the period	$ (240,132)	$ (557,636)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of discount on convertible debenture	1,958	7,102
Loss on change in fair value of derivative liabilities	141,853	387,138
Changes in operating assets and liabilities:
Prepaid expenses and deposits		(25)
Accounts payable and accrued liabilities	11,285	31,626
Net cash used in operating activities	(85,036)	(131,795)
Financing Activities
Proceeds from issuance of common stock	75,000	75,000
Proceeds from a related party		150,000
Net cash provided by financing activities	75,000	225,000
Increase (decrease) in cash	(10,036)	93,205
Cash, beginning of period	103,241
Cash, end of period	93,205	93,205
Non-cash transactions
Discount on convertible note due to derivative liability		150,000
Effect of reverse merger		$ 125,500